UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 8, 2022, Ouster, Inc. (the “Company” or “Ouster”) filed a complaint against Velodyne Lidar USA, Inc. (“Velodyne”) in the Superior Court of California (case number pending), alleging multiple claims including intellectual property misappropriation and false advertising.

Ouster will continue to take measures it determines appropriate to protect its unique and proprietary products, innovations, technologies, trade secrets and other intellectual property rights, and intends to defend itself vigorously against any claims from third parties, including Velodyne, such as described below.

On June 14, 2022, Velodyne filed a lawsuit against the Company in the District Court for the Northern District of California (Case No. 22-cv-033490) relating to two patents and requested an International Trade Commission proceeding with respect to the same two patents.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Company’s legal proceedings and intellectual property strategy. Forward-looking statements give Ouster’s current expectations and projections relating to its financial condition, competitive position, financial position, future results of operations, plans, objectives, future orders whether binding or non-binding, and business. You may identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim”, “anticipate”, “estimate”, “expect”, “project”, “plan”, “forecast”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including but not limited to Ouster’s limited operating history and history of losses; the negotiating power and product standards of its customers; fluctuations in its operating results; supply chain constraints and challenges; cancellation or postponement of contracts or unsuccessful implementations; the adoption of its products and the growth of the lidar market generally; its ability to grow its sales and marketing organization; substantial research and development costs needed to develop and commercialize new products; the competitive environment in which it operates; selection of its products for inclusion in target markets; its future capital needs and ability to secure additional capital on favorable terms or at all; its ability to use tax attributes; its dependence on key third party suppliers, in particular Benchmark Electronics, Inc., and manufacturers; ability to maintain inventory and the risk of inventory write-downs; inaccurate forecasts of market growth; its ability to manage growth; the creditworthiness of customers; risks related to acquisitions; risks related to international operations; risks of product delivery problems or defects; costs associated with product warranties; its ability to maintain competitive average selling prices or high sales volumes or reduce product costs; conditions in its customers’ industries; its ability to recruit and retain key personnel; its use of professional employer organizations; its ability to adequately protect and enforce its intellectual property rights; its ability to effectively respond to evolving regulations and standards; risks related to operating as a public company; risks related to the COVID-19 pandemic; and other important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in other reports the Company files with or furnishes to the Securities and Exchange Commission. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this Form 8-K. While Ouster may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as required by law, even if subsequent events cause its views to change.

It is not possible to predict the outcome of the ongoing lawsuits, including when or how these matters will be resolved. Regardless of whether the Company is ultimately successful in these lawsuits, such matters could result in substantial costs and significantly and adversely impact the Company’s reputation and divert management’s attention and resources, which could have a material adverse effect on its business, operating results and financial condition, and negatively affect the price of the Company’s common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.

Date: July 13, 2022	By:	/s/ Adam Dolinko
	Name:	Adam Dolinko
	Title:	General Counsel